SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 10, 2011

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Amendment No. 8 to Loan and Security Agreement dated June 10, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

On June 10, 2011, Kinergy Marketing LLC (“Kinergy”), a wholly owned subsidiary of Pacific Ethanol, Inc. (the “Company”), and the Company, entered into Amendment No. 8 to Loan and Security Agreement (the “Amendment”) with Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western) (“Wells Fargo”).  The Amendment relates to a credit facility for Kinergy under a Loan and Security Agreement dated July 28, 2008 by and among Kinergy, the parties thereto from time to time as Lenders, and Wells Fargo, as amended by (i) Amendment No. 7 to Loan and Security Agreement dated May 12, 2011 (“Amendment 7”), (ii) Amendment No. 6 to Loan and Security Agreement dated April 8, 2011 (“Amendment 6”), (iii) Amendment No. 5 to Loan and Security Agreement dated December 15, 2010, (iv) Amendment No. 4 to Loan and Security Agreement dated October 27, 2010, (v) Amendment No. 3 to Loan and Security Agreement dated September 22, 2010, (vi) Amendment No. 2 to Loan and Security Agreement, Consent and Waiver dated November 5, 2009, (vii) Amendment and Waiver Agreement dated May 17, 2009, (viii) Amendment No. 2 to Letter Re: Amendment and Forbearance Agreement dated March 27, 2009, (ix) Amendment No. 1 to Letter Re: Amendment and Forbearance Agreement dated February 26, 2009, and (x) Amendment and Forbearance Agreement dated February 13, 2009 (collectively, the “Loan Agreement”).  Kinergy’s credit facility is described in more detail under the heading “Wachovia Loan Transaction” below.

Under Amendment 6 and Amendment 7, collectively, the maximum amount of the credit facility was temporarily increased from $20.0 million to $25.0 million from April 8, 2011 through June 30, 2011, with the maximum amount of the credit facility reverting back to $20.0 million effective as of July 1, 2011.  Under the Amendment, the maximum amount of the credit facility has been permanently increased to $30.0 million.

The Loan Agreement, as amended by the Amendment, provides for a credit facility in an aggregate amount of up to $30.0 million based on Kinergy’s eligible accounts receivable and inventory levels, subject to any reserves established by Wells Fargo.  Kinergy may also obtain letters of credit under the credit facility, subject to a letter of credit sublimit of $5,000,000.  The credit facility is subject to certain other sublimits that have been relaxed under the terms of the Amendment.  The amount available for borrowing against Kinergy’s inventory was increased to to $12.5 million from $7.5 million and the maximum amount of outstanding letters of credit available under the credit facility was increased to $5.0 million from $1.0 million.

Kinergy may request an increase (“Increase”) in the amount of the facility from $30 million to $35 million once during the term of the facility, but Lenders have no obligation to agree to any such request.  The maturity date of the credit facility is December 31, 2013.  In the event Kinergy elects to effect the Increase and the Lenders collectively approve an increase of $5 million, Kinergy will be required to pay a $31,250 amendment fee to Wells Fargo.

The Amendment imposes certain financial covenants.  Commencing with the fiscal quarter ending June 30, 2011 through and including the fiscal quarter in which an Increase becomes effective, Kinergy is required to generate quarterly EBITDA of $350,000 and an EBITDA of $900,000 for each two consecutive quarterly periods during that period.  Following the fiscal quarter in which an Increase becomes effective and through the maturity date of the credit facility, Kinergy is required to generate quarterly EBITDA of $450,000 and an EBITDA of $1.1 million for each two consecutive quarterly periods during that period.  The Amendment also imposed a fixed charge coverage ratio requirement, measured at the end of each month, of 2.0:1.0 for the prior twelve consecutive months.

Kinergy was required to pay a $52,500 amendment fee to Wells Fargo.

The Amendment also contains other customary representations, warranties, covenants and terms and conditions.

The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.3 to this report and incorporated by reference herein.

Wachovia Loan Transaction

Amendment No. 7 to Loan and Security Agreement dated May 12, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

Amendment No. 7 to Loan and Security Agreement is attached to this Current Report on Form 8-K.

Amendment No. 6 to Loan and Security Agreement dated April 11, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

Amendment No. 6 to Loan and Security Agreement is attached to this Current Report on Form 8-K.

Amendment No. 5 to Loan and Security Agreement dated December 15, 2010 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

A description of Amendment No. 5 to Loan and Security Agreement is set forth in the Company’s Current Report on Form 8-K for December 15, 2010 as filed with the Securities and Exchange Commission on December 20, 2010 and such description is incorporated herein by reference.

Amendment No. 4 to Loan and Security Agreement dated October 27, 2010 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

A description of Amendment No. 4 to Loan and Security Agreement is set forth in the Company’s Current Report on Form 8-K for October 27, 2010 as filed with the Securities and Exchange Commission on October 27, 2010 and such description is incorporated herein by reference.

Amendment No. 3 to Loan and Security Agreement dated September 22, 2010 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

A description of Amendment No. 3 to Loan and Security Agreement is set forth in the Company’s Current Report on Form 8-K for September 22, 2010 as filed with the Securities and Exchange Commission on September 22, 2010 and such description is incorporated herein by reference.

Amendment No. 2 to Loan and Security Agreement, Consent and Waiver dated November 5, 2009 by and among Wachovia Capital Finance Corporation (Western), Kinergy Marketing LLC and Pacific Ethanol, Inc.

A description of Amendment No. 2 to Loan and Security Agreement is set forth in Item 5 of the Company’s Quarterly Report on Form 10-Q for September 30, 2009 as filed with the Securities and Exchange Commission on November 9, 2009 and such description is incorporated herein by reference.

Amendment and Waiver Agreement dated May 17, 2009 by and among Wachovia Capital Finance Corporation (Western), Kinergy Marketing LLC and Pacific Ethanol, Inc.

A description of the Amendment and Waiver Agreement is set forth in the Company’s Current Report on Form 8-K for May 17, 2009 filed with the Securities and Exchange Commission on May 18, 2009 and such description is incorporated herein by reference.

Amendment No. 2 to Letter Re: Amendment and Forbearance Agreement dated March 27, 2009 by and among Wachovia Capital Finance Corporation (Western), Kinergy Marketing LLC and Pacific Ethanol Inc.

A description of Amendment No. 2 to Letter Re: Amendment and Forbearance Agreement is set forth in the Company’s Current Report on Form 8-K for March 27, 2009 filed with the Securities and Exchange Commission on April 2, 2009 and such description is incorporated herein by reference.

Amendment No. 1 to Letter Re: Amendment and Forbearance Agreement dated February 26, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western)

A description of Amendment No. 1 to Letter Re: Amendment and Forbearance Agreement is set forth in the Company’s Current Report on Form 8-K for February 26, 2009 filed with the Securities and Exchange Commission on March 4, 2009 and such description is incorporated herein by reference.

Amendment and Forbearance Agreement dated February 13, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western)

A description of the Amendment and Forbearance Agreement is set forth in the Company’s Current Report on Form 8-K for February 13, 2009 filed with the Securities and Exchange Commission on February 20, 2009 and such description is incorporated herein by reference.

Loan and Security Agreement dated July 28, 2008 by and among Kinergy Marketing LLC, the parties thereto from time to time as the Lenders, Wachovia Capital Finance Corporation (Western) and Wachovia Bank, National Association

Guarantee dated July 28, 2008 by Pacific Ethanol, Inc. in favor of Wachovia Capital Finance Corporation (Western)

Descriptions of the Loan and Security Agreement and the Guarantee are set forth in the Company’s Current Report on Form 8-K for July 28, 2008 filed with the Securities and Exchange Commission on August 1, 2008 and such descriptions are incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No. 10.1
Description

Amendment No. 6 to Loan and Security Agreement dated April 11, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western) (*)

10.2
Amendment No. 7 to Loan and Security Agreement dated May 12, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western) (*)

10.3
Amendment No. 8 to Loan and Security Agreement dated June 10, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western) (*)

______________
(*)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: June 13, 2011	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

EXHIBIT FILED WITH THIS REPORT

Exhibit No. 10.1
Description

Amendment No. 6 to Loan and Security Agreement dated April 11, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

10.2
Amendment No. 7 to Loan and Security Agreement dated May 12, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

10.3
Amendment No. 8 to Loan and Security Agreement dated June 10, 2011 by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)